UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 30, 2013

Global Telecom & Technology, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51211	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8484 Westpark Drive
Suite 720
McLean, VA 22102
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 442-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

On April 30, 2013, Global Telecom & Technology, Inc. (the “Company”) acquired from Neutral Tandem, Inc. (doing business as Inteliquent) (the “Seller”) all of the equity interests (the “Interests”) in NT Network Services, LLC and NT Network Services, LLC SCS, which, together with the subsidiaries of such companies (collectively, the “Acquired Companies”), comprise the data transport business of the Seller.  The acquisition was pursuant to an Equity Purchase Agreement between the Company and the Seller dated April 30, 2013 (the “Acquisition Agreement”).

Pursuant to the Acquisition Agreement, the Company paid to the Seller an aggregate purchase price of $52.5 million for the Interests, in cash, subject to:

•	a net working capital adjustment, which for this purpose is defined as being inclusive of all deferred tax assets and deferred tax liabilities of the Acquired Companies;

•	an adjustment based on the cash and cash equivalents in the Acquired Companies immediately prior to the acquisition; and

•	a reduction in an amount equal to the amount of indebtedness of the Acquired Companies outstanding immediately prior to the acquisition.

In addition, the Company will provide certain services to the Seller without charge for up to three years after the closing.  These services will be provided under a separate service agreement between the Company and the Seller.

The Acquisition Agreement contains representations and warranties by each of the Seller and the Company that are customary for this type of transaction.  In addition, the Acquisition Agreement includes post-closing covenants pursuant to which, among other things:

(1)
the Company agreed to provide indemnification to those officers and directors of the Acquired Companies who will not be directors, officers or employees of the Seller after the sale; to change the names of the Acquired Companies to names that do not include the name of the Seller or similar terms; not to hire any of the employees of Seller or its subsidiaries, subject to certain exceptions, for a period of two years; to assume responsibility for all pre-closing tax obligations of the Acquired Companies; and to offer employment to certain United States employees of the Seller who perform services for the Acquired Companies;

(2)
the Seller agreed not to hire any of the employees the Acquired Companies, subject to certain exceptions, for a period of two years; and to assist the Company with respect to its preparation of audited and reviewed financial statements of the Acquired Companies; and

(3)
the Company and Seller mutually agreed to a limitation on public statements regarding the transaction; to retain certain books and records for a period of time; to grant access to the other party and its representatives to such books and records; to the settlement of accounts between the Seller and the Acquired Companies; to the payment of transaction expenses; to maintain the confidentiality of information disclosed to one another; to take future actions as may be necessary to fully implement the transactions contemplated by the Acquisition Agreement; and to enter into a separate transition services agreement pursuant to which Seller will provide certain services to the Company and the Acquired Companies for a period of 90 days.

The Acquisition Agreement contains indemnification and limitations on liability, each in form common for transactions of this nature.

In connection with the Acquisition Agreement, the Company entered into new financing arrangements, which are described in Item 2.03 and incorporated by reference into this Section 1.01.

The foregoing description of the Acquisition Agreement and related documents does not purport to be complete and is qualified in its entirety by reference to the full text of the Acquisition Agreement which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 1.02.       Termination of a Material Definitive Agreement.

On April 30, 2013, the Company prepaid in full all indebtedness outstanding under its existing credit facilities with Silicon Valley Bank and terminated the collateral agreements related thereto, including under the syndicated Credit Agreement dated as of May 23, 2012, as amended, by and among the Company and certain of its United States subsidiaries, which consisted of approximately $26.0 million in principal and accrued and unpaid interest, and under the Amended and Restated Loan and Security Agreement dated as of June 29, 2011, as amended, by and among certain of the Company’s foreign subsidiaries, which consisted of approximately $1.5 million in principal and accrued and unpaid interest.  The Company was required to pay a prepayment fee in connection with these repayments equal to approximately $215,000 in the aggregate.

Item 2.01.        Completion of Acquisition or Disposition of Assets.

As described in Item 1.01, on April 30, 2013, the Company acquired all of the equity interests in NT Network Services, LLC and NT Network Services, LLC SCS, and, thereby, all of the subsidiaries of these entities.  The Acquired Companies comprise the data transport business of the Seller.

Item 2.03.        Creation of a Direct Financial Obligation.

To fund the Company’s acquisition of the Acquired Companies, as described in Item 1.01, the Company arranged financing with a new senior lender, Webster Bank, N.A. (the “Bank”), and entered into a Credit Agreement with the Bank that, among other matters, provides for a term loan in the aggregate principal amount of $65.0 million and a revolving line of credit in the aggregate principal amount of $5.0 million.  In addition, the Company arranged financing through an increase in the Company’s existing mezzanine financing arrangement, in the form of a modification to its existing note purchase agreement with BIA Digital Partners SBIC II LP (“BIA”) and Plexus Fund II, L.P. (“Plexus”) that expands the amount of borrowing under the note purchase agreement and adds BNY Mellon-Alcentra Mezzanine III, L.P. (“BNY”) as a new note purchaser and lender thereunder.

New Senior Credit Facility

On April 30, 2013, in connection with the acquisition of the Acquired Companies, the Company and its United States subsidiaries, Global Telecom & Technology Americas, Inc. (“GTTA”), WBS Connect LLC (“WBS”), PacketExchange (USA), Inc. (“PEUSA”), PacketExchange Inc. (“PEINC”), TEK Channel Consulting, LLC (“TEK”), GTT Global Telecom Government Services, LLC (“GTTG”), Communication Decisions-SNVC, LLC (“CDS”), Core180, LLC (“Core180”), Electra Ltd. (“Electra”), IDC Global, Inc. (“IDC”), and nLayer Communications, Inc. (“nLayer” , and together with the Company, GTTA, WBS, PEUSA, PEINC, TEK, GTTG, CDS, Core180, Electra, and IDC collectively, the “Borrower”) entered into a Credit Agreement (the “Credit Agreement”) with the Bank, for itself and as administrative agent for the lenders (in this capacity, the “Administrative Agent”).

The Credit Agreement provides for a term loan facility of $65.0 million  (the “Term Loan”), and a revolving line of credit facility of $5.0 million (the “Revolving Credit Loan”).  The full amount of the Term Loan was immediately borrowed, bearing interest based on the Base Rate (as defined below).  The Credit Agreement contains customary representations, warranties and covenants of the Borrower and customary events of default, in each case for financings of this nature.  The obligations of the Borrower under the Credit Agreement are secured by substantially all of the Borrower’s tangible and intangible assets pursuant to the Credit Agreement and a Security Agreement, by the Borrower in favor of the Administrative Agent, on behalf of itself and the other lenders (the “Security Agreement”).  In addition, all of the equity interests of the United States subsidiaries and 65% of the equity interests of the first tier foreign subsidiaries of each of the Company, GTTA and GTTG were pledged as additional security for the obligations of the Borrower under the Credit Agreement.

The interest rate applicable to the Credit Agreement is, at the Company’s option, either (1) the higher of LIBOR or 1%  (the “LIBOR Rate”) plus a margin of 5.5%, or (2) a fluctuating rate equal to the higher of 2.25% and the rate in effect for such date as publicly announced by the Bank as the prime rate (the “Base Rate”) plus a margin of 4.5%; provided that such rates may be increased 2.0% upon certain defaults and events of defaults.

The Term Loan matures on the earliest of (1) March 31, 2016, unless, on or before December 31, 2015, the maturity date of the mezzanine facility has been extended to (or beyond) September 30, 2018, or repaid in full or refinanced with the written consent of the lenders holding more than 50% of the outstanding obligations (the “Required Lenders”) and replaced with subordinated indebtedness having a maturity date acceptable to the Required Lenders, in which case the maturity date will automatically extend to April 30, 2018, (2) the date of prepayment of the Term Loan in full in cash, and (3) the date of acceleration of the Term Loan and Revolving Credit Loan.

The Borrower will repay the Term Loan in twenty (20) quarterly installments of principal, commencing on September 30, 2013, with interest due and payable in arrears either on the last day of each Interest Period (as defined below), with respect to a Term Loan or Revolving Credit Loan bearing interest at the LIBOR Rate (a “LIBOR Rate Loan”), or the date the principal is due, commencing on June 30, 2013, with respect to a Term Loan or Revolving Credit Loan bearing interest at the Base Rate. The “Interest Period” means the period commencing on the date a LIBOR Rate Loan is disbursed, converted to or continued as a LIBOR Rate Loan and ending on the date one (1), two (2), three (3) or six (6) months thereafter, as selected by the Company.

The Revolving Credit Loan will mature on the earliest of (1) March 31, 2016, unless, on or before December 31, 2015, the maturity date of the mezzanine facility has been extended to (or beyond) September 30, 2018, or repaid in full or refinanced with the written consent of the Required Lenders and replaced with subordinated indebtedness having a maturity date acceptable to the Required Lenders, in which case the maturity date shall be automatically extended to April 30, 2018, (2) the date the Borrower terminates the Revolving Credit Loan, and (3) the date of termination of a lender’s commitment to make a Revolving Credit Loan to the Borrower.

The Credit Agreement permits voluntary prepayment of a Term Loan and a Revolving Credit Loan at any time, in each case without premium or penalty; provided, however, any prepayment must be in a principal amount of $100,000 or a multiple thereof, or if the principal amount then outstanding is less than $100,000, the entire principal amount then outstanding, or as otherwise agreed by the Administrative Agent.

The Borrower will be obligated to prepay the Term Loan and the Revolving Credit Loan out of its Excess Cash Flow at the end of each year, but only if and to the extent that the Company will have at least $2.0 million of unrestricted cash after giving effect to such prepayment.  The amount of the prepayment will be (1) 50% of the Company’s Excess Cash Flow for the year, if the Consolidated Total Leverage Ratio as of the end of such year is greater than or equal to 1.5-to-1.0, or (2) 25% of the Company’s Excess Cash Flow for the year, if the Consolidated Total Leverage Ratio as of the end of such year is less than 1.5-to-1.0.

Upon consummation of the acquisition of the Acquired Companies, NT Network Services, LLC was added as a Borrower under the Credit Agreement pursuant to a joinder, and its equity interests were pledged as additional security for the obligations of the Borrower under the Credit Agreement.

Concurrent with entering into the Credit Agreement, the Bank, as senior agent for itself and the other senior lenders, BIA, as agent for itself  and the other note holders, Plexus, and BNY entered into an Intercreditor and Subordination Agreement which governs, among other things, ranking and collateral access for the respective lenders.

The foregoing description of the Credit Agreement and related documents does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement and such documents, which are filed as Exhibits 10.2, 10.3, 10.4, 10.5, and 10.6 to this Form 8-K and are incorporated herein by reference.

Note Purchase Agreement for Second Lien Credit Facility

Concurrent with the acquisition of the Acquired Companies, on April 30, 2013, the Company and its subsidiaries GTTA, WBS, PEUSA, PEINC, nLayer, CDS, Core180, IDC and Electra (collectively, the “Note Borrower”) entered into a Second Amended and Restated Note Purchase Agreement (the “Amended Note Purchase Agreement”) with BIA, for itself and as agent for the Note Holders (the “Agent”), Plexus and BNY (together with any future holders of notes issued under the Amended Note Purchase Agreement, the “Note Holders”).  The Amended Note Purchase Agreement provides for a total financing commitment of $11.5 million, of which $8.5 million was immediately funded. The remaining $3.0 million of the committed financing may be called by the Note Borrower, subject to certain conditions, on or before December 31, 2013, which date may be extended with the consent of the Agent and the Note Holders in their sole discretion.  The Amended Note Purchase Agreement contains customary representations, warranties and covenants of the Note Borrower and customary events of default, in each case for financings of this nature.  The obligations of the Note Borrower under the Amended Note Purchase Agreement are secured by substantially all of the Note Borrower’s tangible and intangible assets pursuant to the Amended Note Purchase Agreement.  In addition, all of the equity interests of the United States subsidiaries and 65% of the equity interests of the first tier foreign subsidiaries of each of the Company, GTTA and GTTG as additional security for the obligations of the Note Borrower under the Amended Note Purchase Agreement.

In addition to the promissory notes issued to BNY, Plexus and BIA, in connection with the Amended Note Purchase Agreement, the Note Borrower issued amended and restated promissory notes to BIA and Plexus which notes are on substantially the same terms as the notes previously issued to BIA and Plexus.

The Notes mature on June 6, 2016. The obligations evidenced by the Notes will bear interest at a rate of 13.5% per annum, of which (i) at least 11.5% per annum is payable, in cash, monthly in arrears on the last calendar day of each month (each an “Interest Payment Date”) in each year (the “Cash Interest Portion”) and (ii) 2.0% per annum is, at the Note Borrower’s option, payable in cash (upon not less than three (3) business days’ notice prior to such Interest Payment Date) or payable in-kind (the “PIK Interest”).  If the Note Borrower achieves certain performance criteria, the obligations evidenced by the Notes will bear interest at a rate of 12.0% per annum, with a Cash Interest Portion of at least 11.0% per annum payable in arrears on each Interest Payment Date and PIK Interest equal to the remaining amount.

Upon consummation of the acquisition of the Acquired Companies, NT Network Services, LLC was added as a Note Borrower under the Amended Note Purchase Agreement pursuant to a joinder, and it equity interests were pledged as additional security for the obligations of the Note Borrower under the Amended Note Purchase Agreement.

As described above, concurrent with entering into the Amended Note Purchase Agreement, the Bank, as senior agent for itself and the other senior lenders, BIA, as agent for itself and the other Note Holders, Plexus, and BNY entered into an Intercreditor and Subordination Agreement which governs, among other things, ranking and collateral access for the respective lenders.

The foregoing description of the Amended Note Purchase Agreement and related documents does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Note Purchase Agreement and such related documents. The Amended Note Purchase Agreement, the related Notes issued to Plexus, BIA and BNY and the Amended and Restated Notes issued to BIA and Plexus are filed as Exhibits 10.7, 10.8, 10.9, 10.10, 10.11, and 10.12, respectively, to this Form 8-K and are incorporated herein by reference.

Warrants

On April 30, 2013, pursuant to the Amended Note Purchase Agreement, the Company issued (i) to Plexus a Warrant to purchase from the Company 246,911 shares of the Company’s common stock, (ii) to BIA a Warrant to purchase 356,649 shares of the Company’s common stock, and (iii) to BNY a Warrant to purchase from the Company 329,214 shares of the Company’s common stock, each at an exercise price equal to $3.306 per share (as adjusted from time to time as provided in the Warrant) (each, a “Warrant”, collectively, the “Warrants”).

Upon a change of control (as defined in the Amended Note Purchase Agreement), the repayment of the Notes prior to the maturity date of the Notes, the occurrence of an event of default under the Notes or the maturity date of the Notes, the holder of the Warrant shall have the option to require the Company to repurchase from the holder the Warrant and any shares received upon exercise of the Warrant and then held by the holder, which repurchase would be at a price equal to the greater of the closing price of the Company’s common stock on such date or a price determined by reference to the Company’s adjusted enterprise value on such date, in each case, with respect to any Warrant, less the exercise price per share. The Warrants contain customary representations, warranties and covenants.

The foregoing description of the Warrants do not purport to be complete and is qualified in its entirety by reference to the full text of the Warrants, which are filed as Exhibits 4.1, 4.2 and 4.3 to this Form 8-K and are incorporated herein by reference.

Item 3.02         Unregistered Sale of Equity Securities

The information disclosed under Item 2.03 of this Form 8-K related to the issuance of the Warrants is incorporated herein by reference. The Warrants were issued in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933, as amended.

In addition to the Warrants, on April 30, 2013 the Company issued 823,334 shares of its common stock, par value $0.0001 per share (the “Common Stock”), in a transaction exempt from registration under the Securities Act of 1933, as amended.  The proceeds of this sale were applied towards payment of the purchase price to the Seller.  This sale was a subsequent closing under the offering of Common Stock previously disclosed in the Company’s Current Report on Form 8-K filed on April 3, 2013.  The purchase price of the Common Stock was $3.00 per share, representing a 15% discount to the average closing price of the Common Stock for the 30-day period preceding the closing of the offering at the time of the first closing in the private placement. The Common Stock was issued in a transaction exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) of the Securities Act of 1933.

The shares of Common Stock sold in the private offering are restricted securities under the Securities Act of 1933.  The Company entered into a Registration Rights Agreement with the purchasers of Common Stock in the private offering, pursuant to which the Company agreed to file with the Securities and Exchange Commission a registration statement related to the resale of such Common Stock by the investors.  A copy of the Registration Rights Agreement is attached as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 3, 2013.

Item 8.01           Other Events

On April 30, 2012, the Company issued a press release announcing the transactions contemplated by the Acquisition Agreement.  A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits

(a)           Financial Statements

The financial statements required by this Item 9.01(a) with respect to the Company’s acquisition described in this Current Report on Form 8-K will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed with the Securities and Exchange Commission.

(b)           Pro Forma Financial Information

The pro forma financial information required by this Item 9.01(b) with respect to the Company’s acquisition described in this Current Report on Form 8-K will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed with the Securities and Exchange Commission.

(d)           Exhibits

4.1	Warrant, dated April 30, 2013, issued by Global Telecom & Technology, Inc. to BIA Digital Partners SBIC II LP.

4.2	Warrant, dated April 30, 2013, issued by Global Telecom & Technology, Inc. to Plexus Fund II, L.P.

4.3	Warrant, dated April 30, 2013, issued by Global Telecom & Technology, Inc. to BNY Mellon-Alcentra Mezzanine III, L.P.

10.1	Equity Purchase Agreement, dated as of April 30, 2013, by and between Neutral Tandem, Inc. and Global Telecom and Technology, Inc.

10.2
Credit Agreement, dated April 30, 2013, by and among Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., GTT Global Telecom Government Services, LLC, nLayer Communications, Inc., PacketExchange (USA), Inc., PacketExchange Inc., TEK Channel Consulting, LLC, WBS Connect LLC, Communication Decisions-SNVC, LLC, Core180, LLC, Electra Ltd., IDC Global, Inc., NT Network Services, LLC, and Webster Bank, N.A.

10.3
Revolving Credit Note, dated April 30, 2013, issued by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., GTT Global Telecom Government Services, LLC, nLayer Communications, Inc., PacketExchange (USA), Inc., PacketExchange Inc., TEK Channel Consulting, LLC, WBS Connect LLC, Communication Decisions-SNVC, LLC, Core180, LLC, Electra Ltd., IDC Global, Inc., and NT Network Services, LLC to Webster Bank, N.A.

10.4
Term Note, dated April 30, 2013, issued by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., GTT Global Telecom Government Services, LLC, nLayer Communications, Inc., PacketExchange (USA), Inc., PacketExchange Inc., TEK Channel Consulting, LLC, WBS Connect LLC, Communication Decisions-SNVC, LLC, Core180, LLC, Electra Ltd., IDC Global, Inc. and NT Network Services, LLC to Webster Bank, N.A.

10.5	Intercreditor and Subordination Agreement, dated April 30, 2013, by and among Webster Bank, N.A., BIA Digital Partners SBIC II LP, and other subordinated creditors.

10.6
Security Agreement dated April 30, 2013, made by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., GTT Global Telecom Government Services, LLC, nLayer Communications, Inc., PacketExchange (USA), Inc., PacketExchange Inc., TEK Channel Consulting, LLC, WBS Connect LLC, Communication Decisions-SNVC, LLC, Core180, LLC, Electra Ltd., IDC Global, Inc. and NT Network Services, LLC in favor of Webster Bank, N.A.

10.7
Second Amended And Restated Note Purchase Agreement, dated April 30, 2013,  by and between certain financial institutions party to the agreement as purchasers, BIA Digital Partners SBIC II LP, Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect LLC, PacketExchange (USA), Inc., PacketExchange Inc., Communication Decisions-SNVC, LLC, Core180, LLC, Electra Ltd., IDC Global, Inc., nLayer Communications, Inc., and NT Network Services, LLC.

10.8
Note, dated April 30, 2013, issued by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect LLC, PacketExchange (USA), Inc., PacketExchange Inc., Communication Decisions-SNVC, LLC, Core180, LLC, Electra  Ltd., IDC Global, Inc., nLayer Communications, Inc., and NT Network Services, LLC to Plexus Fund II, L.P.

10.9
Note, dated April 30, 2013, issued by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect LLC, PacketExchange (USA), Inc., PacketExchange Inc., Communication Decisions-SNVC, LLC, Core180, LLC, Electra  Ltd., IDC Global, Inc., nLayer Communications, Inc., and NT Network Services, LLC to BIA Digital Partners SBIC II LP.

10.10
Note, dated April 30, 2013, issued by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect LLC, PacketExchange (USA), Inc., PacketExchange Inc., Communication Decisions-SNVC, LLC, Core180, LLC, Electra  Ltd., IDC Global, Inc., nLayer Communications, Inc., and NT Network Services, LLC to BNY Mellon-Alcentra Mezzanine III, L.P.

10.11
Second Amended And Restated Note, dated April 30, 2013, issued by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect LLC, PacketExchange (USA), Inc., PacketExchange Inc., Communication Decisions-SNVC, LLC, Core180, LLC, Electra  Ltd., IDC Global, Inc., nLayer Communications, Inc., and NT Network Services, LLC to BIA Digital Partners SBIC II LP.

10.12
Amended And Restated Note, dated April 30, 2013, issued by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect LLC, PacketExchange (USA), Inc., PacketExchange Inc., Communication Decisions-SNVC, LLC, Core180, LLC, Electra  Ltd., IDC Global, Inc., NLayer Communications, Inc., and NT Network Services, LLC to Plexus Fund II, L.P.

10.13
Form of Registration Rights Agreement, dated as of March 28, 2013, by and among the Company and the investors named therein (incorporated by reference from the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 3, 2013.

99.1	Press Release dated May 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2012	GLOBAL TELECOM & TECHNOLOGY, INC.

/s/ Chris McKee
Chris McKee Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

4.1	Warrant, dated April 30, 2013, issued by Global Telecom & Technology, Inc. to BIA Digital Partners SBIC II LP.

4.2	Warrant, dated April 30, 2013, issued by Global Telecom & Technology, Inc. to Plexus Fund II, L.P.

4.3	Warrant, dated April 30, 2013, issued by Global Telecom & Technology, Inc. to BNY Mellon-Alcentra Mezzanine III, L.P.

10.1	Equity Purchase Agreement, dated as of April 30, 2013, by and between Neutral Tandem, Inc. and Global Telecom and Technology, Inc.

10.2
Credit Agreement, dated April 30, 2013, by and among Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., GTT Global Telecom Government Services, LLC, nLayer Communications, Inc., PacketExchange (USA), Inc., PacketExchange Inc., TEK Channel Consulting, LLC, WBS Connect LLC, Communication Decisions-SNVC, LLC, Core180, LLC, Electra Ltd., IDC Global, Inc., NT Network Services, LLC, and Webster Bank, N.A.

10.3
Revolving Credit Note, dated April 30, 2013, issued by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., GTT Global Telecom Government Services, LLC, nLayer Communications, Inc., PacketExchange (USA), Inc., PacketExchange Inc., TEK Channel Consulting, LLC, WBS Connect LLC, Communication Decisions-SNVC, LLC, Core180, LLC, Electra Ltd., IDC Global, Inc., and NT Network Services, LLC to Webster Bank, N.A.

10.4
Term Note, dated April 30, 2013, issued by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., GTT Global Telecom Government Services, LLC, nLayer Communications, Inc., PacketExchange (USA), Inc., PacketExchange Inc., TEK Channel Consulting, LLC, WBS Connect LLC, Communication Decisions-SNVC, LLC, Core180, LLC, Electra Ltd., IDC Global, Inc. and NT Network Services, LLC to Webster Bank, N.A.

10.5	Intercreditor and Subordination Agreement, dated April 30, 2013, by and among Webster Bank, N.A., BIA Digital Partners SBIC II LP, and other subordinated creditors.

10.6
Security Agreement dated April 30, 2013, made by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., GTT Global Telecom Government Services, LLC, nLayer Communications, Inc., PacketExchange (USA), Inc., PacketExchange Inc., TEK Channel Consulting, LLC, WBS Connect LLC, Communication Decisions-SNVC, LLC, Core180, LLC, Electra Ltd., IDC Global, Inc. and NT Network Services, LLC in favor of Webster Bank, N.A.

10.7
Second Amended And Restated Note Purchase Agreement, dated April 30, 2013,  by and between certain financial institutions party to the agreement as purchasers, BIA Digital Partners SBIC II LP, Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect LLC, PacketExchange (USA), Inc., PacketExchange Inc., Communication Decisions-SNVC, LLC, Core180, LLC, Electra Ltd., IDC Global, Inc., nLayer Communications, Inc., and NT Network Services, LLC.

10.8
Note, dated April 30, 2013, issued by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect LLC, PacketExchange (USA), Inc., PacketExchange Inc., Communication Decisions-SNVC, LLC, Core180, LLC, Electra  Ltd., IDC Global, Inc., nLayer Communications, Inc., and NT Network Services, LLC to Plexus Fund II, L.P.

10.9
Note, dated April 30, 2013, issued by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect LLC, PacketExchange (USA), Inc., PacketExchange Inc., Communication Decisions-SNVC, LLC, Core180, LLC, Electra  Ltd., IDC Global, Inc., nLayer Communications, Inc., and NT Network Services, LLC to BIA Digital Partners SBIC II LP.

10.10
Note, dated April 30, 2013, issued by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect LLC, PacketExchange (USA), Inc., PacketExchange Inc., Communication Decisions-SNVC, LLC, Core180, LLC, Electra  Ltd., IDC Global, Inc., nLayer Communications, Inc., and NT Network Services, LLC to BNY Mellon-Alcentra Mezzanine III, L.P.

10.11
Second Amended And Restated Note, dated April 30, 2013, issued by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect LLC, PacketExchange (USA), Inc., PacketExchange Inc., Communication Decisions-SNVC, LLC, Core180, LLC, Electra  Ltd., IDC Global, Inc., nLayer Communications, Inc., and NT Network Services, LLC to BIA Digital Partners SBIC II LP.

10.12
Amended And Restated Note, dated April 30, 2013, issued by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect LLC, PacketExchange (USA), Inc., PacketExchange Inc., Communication Decisions-SNVC, LLC, Core180, LLC, Electra  Ltd., IDC Global, Inc., NLayer Communications, Inc., and NT Network Services, LLC to Plexus Fund II, L.P.

10.13
Form of Registration Rights Agreement, dated as of March 28, 2013, by and among the Company and the investors named therein (incorporated by reference from the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 3, 2013.

99.1	Press Release dated May 1, 2012.